EXECUTION COPY





                        FIRST AMENDMENT


             made as of the 31st day of July, 1997


                               to


                   ROAD DEVELOPMENT AGREEMENT


           made as of the 10th day of January, 1997


                          by and among
                      STATE OF NEW JERSEY

                              AND

             SOUTH JERSEY TRANSPORTATION AUTHORITY AND

             ATLANDIA DESIGN AND FURNISHINGS, INC.















                           EXHIBIT 10.7

FIRST AMENDMENT TO ROAD DEVELOPMENT AGREEMENT ("First

Amendment") made as of this 31st day of July, 1997, by and

among the STATE OF NEW JERSEY, acting through the

Department of Transportation, 1035 Parkway Avenue, CN 600,

Trenton, New Jersey  08625-0600 (the "State"), the SOUTH

JERSEY TRANSPORTATION AUTHORITY, a public body having an

office at Farley Service Plaza, P.O. Box 351, Hammonton,

New Jersey 08037 ("SJTA") and ATLANDIA DESIGN AND

FURNISHINGS, INC., a New Jersey corporation, having an

office and place of business at 3260 South Industrial

Road, Las Vegas, Nevada 89109 ("Developer").


                    W I T N E S S E T H:

WHEREAS, as of January 10, 1997 the State, SJTA and

Mirage Resorts, Incorporated ("MRI"), as "Developer",

executed and delivered a Road Development Agreement (the

"Agreement") pursuant to which they agreed to proceed with

the Road Project (as defined in the Agreement), subject to

the provisions of the Agreement; and

     WHEREAS, concurrently with the execution and delivery

of the Agreement, MRI assigned all of its right, title and

interest in and to the Agreement to Developer, which

assumed the obligations of the assignor thereunder; and

     WHEREAS, the State, SJTA and Developer have

determined that it is necessary and, pursuant to the

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provisions of N.J.S.A. 27:1A-5, 27:7-21 and 27:25A-23 that

it is in the public interest, to amend the Agreement as

hereinafter provided.

         NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

     1.   Definitions.

          1.1  All terms, the initial letters of which are

capitalized  and not otherwise defined in this First

Amendment shall have the respective meanings ascribed to

them in the Agreement.

     2.   Amendment to Article 12 (Termination)

        2.1  Sections 12.1.9 and 12.2.7 are each hereby

amended by deleting the date "July 31, 1997" and replacing

each such date with the date "August 28, 1997".

     3.   Miscellaneous.

        3.1  This First Amendment may not be modified, except

by an instrument in writing signed by the State, SJTA and the

Developer and shall be binding on the parties, their successors and assigns, but shall not enure to the benefit of any other

Person.

     3.2  This First Amendment may be executed in any number of counterparts, all of which together shall constitute a single instrument.

     3.3  Except as amended by this First Amendment, all of the terms and conditions of the Agreement except for the

representations and warranties (a) by the State and SJTA set

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

forth in Sections 2.4 and 2.5 (and the reference thereto in

Section 2.9.1) and (b) by Developer set forth in Sections 3.5 and 3.6 (and the reference thereto in Section 3.9) are

ratified, confirmed and approved.



                  [SIGNATURE PAGE TO FOLLOW]





































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    IN WITNESS WHEREOF, the parties hereto have caused this

First Amendment to be executed as of the date first set forth above by their duly authorized representatives.

                         STATE OF NEW JERSEY

                         BY:  DEPARTMENT OF TRANSPORTATION


                         By:    JOHN J. HALEY, JR.
                                  John J. Haley, Jr.
                                  Commissioner


                         SOUTH JERSEY TRANSPORTATION
                         AUTHORITY

                         By:    JAMES A. CRAWFORD
                                  James A. Crawford
                                  Executive Director


                         ATLANDIA DESIGN AND
                           FURNISHINGS, INC.


                          By:  BRUCE A. LEVIN
                                   Bruce A. Levin
                                   Secretary

THIS DOCUMENT HAS BEEN REVIEWED
AND APPROVED AS TO FORM ON
THIS 31st DAY OF JULY, 1997

PETER VERNIERO
ATTORNEY GENERAL OF NEW JERSEY


By:  SUSAN R. ROOP
   Deputy Attorney General

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